UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Apollo Commercial Real Estate Finance, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Tuesday, June 10, 2025 10:00 a.m. Eastern Time.Annual Meeting will be held virtually via live webcast.Please visit https://web.viewproxy.com/apollocref/2025Annual Meeting of StockholdersApollo Commercial Real Estate Finance, Inc. PLEASE VOTE NOW!Apollo Commercial Real Estate Finance, Inc.For a convenient way to view proxy materials, VOTE, registerand obtain directions to attend the meeting go to:https://web.viewproxy.com/apollocref/2025.To register to attend the meeting or vote your proxy while visitingthis site, you will need the 11 digit control number in the box onthis page.To attend the meeting, you must register by 11:59 p.m. EasternTime, on June 6, 2025. A unique link to access the meetingwebcast will be emailed to you after registration.This communication presents only an overview of the morecomplete proxy materials that are available to you on theinternet. This is not a proxy card. You cannot use this notice tovote your shares. We encourage you to access and review allof the important information contained in the proxy materialsbefore voting.Under United States Securities and Exchange Commission rules,proxy materials do not have to be delivered in paper. Proxymaterials can be distributed by making them available on theInternet.If you want to receive a paper or email copy of the proxymaterial, you must request one, there is no charge to you forrequesting a copy. In order to receive a paper package in timefor this year’s meeting, you must make this request on or beforeJune 3, 2025.TO ORDER PAPER MATERIALS, USE ONE OFTHE FOLLOWING METHODS:Internet: https://web.viewproxy.com/apollocref/2025Phone:1-877-777-2857Email:requests@viewproxy.com* If requesting material by email, please send ablank email with the 11 digit control number(located below) in the subject line. No otherrequests, instructions OR other inquiries shouldbe included with your email requesting material.Scan QR Code forDigital VotingCONTROL NUMBERSEE REVERSE FOR FULL AGENDAMeeting Materials: Notice of Meeting, ProxyStatement and Annual Report.Important Notice Regarding the Availabilityof Proxy Materials for the Annual Meeting ofStockholders To Be Held On June 10, 2025 ForStockholders of Record as of April 15, 2025.918509-001 25Apr25 00:54 Page 48

Annual Meeting of StockholdersAPOLLO COMMERCIAL REAL ESTATE FINANCE, INC.THE BOARD OF DIRECTORS RECOMMENDS A VOTE:“FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2 AND 3.Proposal 1:The election of nine directors to serve on Apollo Commercial Real Estate Finance, Inc.’s board of directorsuntil Apollo Commercial Real Estate Finance, Inc.’s 2026 annual meeting of stockholders and until theirrespective successors are duly elected and qualify;(1) Mark C. Biderman(2) Pamela G. Carlton(3) Brenna Haysom(4) Robert A. Kasdin(5) Katherine G. Newman(6) Scott S. Prince(7) Stuart A. Rothstein(8) Michael E. Salvati(9) Carmencita N.M. WhonderProposal 2:The ratification of the appointment of Deloitte & Touche LLP as Apollo Commercial Real Estate Finance,Inc.’s independent registered public accounting firm for the 2025 fiscal year.Proposal 3:A resolution to approve, on an advisory basis, the compensation of Apollo Commercial Real Estate Finance,Inc.’s named executive officers, as more fully described in the accompanying proxy statement.918509-001 25Apr25 00:54 Page 49